UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: January 31, 2020

1

Item 1. Reports to Stockholders.

Change Finance U.S. Large Cap
Fossil Fuel Free ETF

CHGX

Semi-Annual Report

January 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders

Dear Shareholders,

We write this letter from the vantage point of more than two full years in the market. Without your on-going trust and support, we would not have reached this key milestone. Thank you. In the more than two years since we first listed the Change Finance US Large Cap Fossil Fuel Free ETF (“CHGX” or “the Fund”) on the New York Stock Exchange (NYSE) the landscape has changed. If you invested in 2017 when we first launched the Fund, you were still an early adopter. No longer. 2018 saw a record $5.5 billion in inflows into sustainability-focused funds like ours, then 2019 shattered that record with $20.6 billion. We believe the trend is here to stay and you got in on the ground floor by choosing an investment in CHGX, now among the older ETFs in the space. This report covers the period from August 1, 2018 through January 31, 2019 (the “current fiscal period”).

CHGX is built to track the Change Finance Diversified Impact US Large Cap Fossil Fuel Free Index (the “Index”). The Index is composed of common stock of 100 U.S. large cap companies. The Index uses an Enhanced ESG methodology which, unlike many other indices, treats composite ESG scores as a floor to exclude companies with the worst behavior, before applying industry screens to exclude companies that are structurally bad for people (e.g. tobacco) and planet (e.g. fossil fuels). It then selects from the remaining candidates those that we believe have the most positive impact. This is a much more comprehensive approach than conventional screening which often allows bad actors through because they are the best in an industry which has no good performers or because they are good in some areas, but bad in others.

Third-party analysis shows that we continue to be among the cleanest funds on the market. Morningstar’s Historical Sustainability Score ranks our ESG performance as being in the top 2% of funds in the U.S. Equity Large Blend category that have received a score (based on 100% of assets under management as of 12/31/2019). CHGX receives an A rating from As You Sow’s Fossil Free Funds as of 1/30/2020, indicating that it meets its objective to have no oil, gas, coal, or fossil-fired utility investments.

CHGX saw solid performance during the current fiscal period with NAV rising 7.43% and market price up by 7.93%. The index grew 7.75% while the benchmark S&P 500 was up 9.31% for the current fiscal period. The number of shares outstanding rose to 600,000.

For the current fiscal period, the largest positive contributor to return was Apple Inc (AAPL US), adding 0.45% to the return of the Fund, gaining 46.27% with an average weighting of 1.13%. The second largest contributor to return was NVIDIA Corp (NVDA US), adding 0.42% to the return of the Fund, gaining 40.37% with an average weighting of 1.15%. The third largest contributor to return was Bristol-Myers Squibb Company (BMY US), adding 0.42% to the return of the Fund, gaining 43.94% with an average weighting of 1.09%

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

For the current fiscal period, the largest negative contributor to return was Arista Networks Inc (ANET US), detracting 0.36% from the return of the Fund, declining 29.45% with an average weighting of 0.69%. The security contributing second-most negatively was Twilio Inc (TWLO US), detracting 0.31% from the return of the Fund, and declining 29.57% with an average weighting of 0.61%. The third largest negative contributor to return was eBay Inc (EBAY US), detracting 0.19% from the return of the Fund, and declining 17.92% with an average weight of 0.97%.

For the current fiscal period, the best performing security in the Fund was Apple Inc (AAPL US), gaining 46.27% and contributing 0.45% to the return of the fund. The second-best performing security for the period was Bristol-Myers Squibb Co (BMY US), gaining 43.94% and contributing 0.42% to the return of the fund. The third-best performing security was NVIDIA Corp (NVDA US), gaining 40.37% for the period and contributing 0.42% to the return of the Fund.

For the current fiscal period, the worst performing security in the Fund was Twilio Inc (TWLO US), declining 29.57% and reducing the return of the Fund by 0.31%. The second-worst performing security in the Fund was Arista Networks Inc (ANET US), declining 29.45% and reducing the return of the Fund by 0.36%. The third-worst performing security in the Fund was eBay Inc (EBAY US), declining 17.92% and reducing the return of the Fund by 0.19%.

The current fiscal period covered by this report was one of overall growth for the market and of strong growth for CHGX. Market growth was fueled in significant part by very strong growth of just a few of the largest tech companies, notably Apple which grew 48.5% during the period and Microsoft which grew 23.3%. The growth of these two tech giants made an outsize contribution to the growth of market-cap weighted indices like the S&P 500 leading them to outperform equal weighted funds such as CHGX which are designed to reduce risk from overconcentration. Nevertheless, CHGX showed strong growth and it benefited during the period from the market’s increasing commitment to sustainable investing and investors’ growing confidence in Change Finance, seeing by far the largest inflows into the Fund in any six-month period. Shares outstanding grew 50% from 400,000 at the beginning of the period to 600,000 at the end.

Looking forward, we believe that our focus on sustainability will continue to set us apart as both a driver of performance and as a risk mitigation strategy. With fears about the coronavirus and uncertainty about the November election ever present in investors’ minds, our Enhanced ESG methodology and equal weighting strategy can help investors navigate a more volatile 2020.

In gratitude,

The Change Finance Team

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

Disclosure:

Investing involves Risk. Principal loss is possible. The Fund may trade at a premium or discount to Net Asset Value (NAV). Shares of an ETF are bought and sold at market price (not at NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than funds that seek to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The social, governance, and/or environmental policy of the Fund could cause it to make or avoid investment that could result in the portfolio underperforming similar funds that do not have such policies.

Must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

The Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) uses an objective, rules-based methodology to measure the performance of an equal-weighted portfolio of approximately 100 large cap U.S.-listed companies that meet a diverse set of environmental, social, and governance (“ESG”) standards.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Fund holdings.

Change Finance, PBC is the adviser to the Change Finance U.S. Large Cap Fossil Fuel Free ETF, which is distributed by Quasar Distributors, LLC.

Effective April 18, 2018 the Fund’s name changed from the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF to the Change Finance U.S. Large Cap Fossil Fuel Free ETF.

Morningstar Sustainability Score: The Historical Sustainability Score is an exponential weighted moving average of the Portfolio Sustainability Scores over the past 12 months. The process rescales the current Portfolio Sustainability Score to reflect the consistency of the scores. The Historical Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies with high ESG Risk, on a consistent historical basis.

Morningstar calculates its Portfolio Sustainability Score when Morningstar receives a new portfolio. Then, the Historical Sustainability Score is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date. Please visit http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Score methodology and calculation frequency.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

Fossil Free Funds assigns each fund a letter grade from A to F based on the percentage of its assets invested in fossil fuels. Funds with 0% of their assets invested in fossil fuels receive a grade of A, 0-4% receive a B, 4-7%, a C, 7-11% a D, and those with more than 11% of assets invested in fossil fuels receive an F. A holding is flagged as a fossil fuel holding if it is one of the 200 largest owners of fossil fuel reserves, is in the oil or gas services industry, is in the coal industry, or operates coal or gas fired power plants.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Portfolio Allocation
As of January 31, 2020 (Unaudited)

Sector	Percentage of Net Assets
Information Technology ♦	25.7%
Financials	17.7
Health Care	15.5
Consumer Discretionary	13.9
Industrials	10.1
Real Estate	7.7
Consumer Staples	3.0
Communication Services	2.9
Utilities	2.3
Materials	1.0
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

♦

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Communication Services — 2.9%
3,105	Comcast Corporation - Class A	$134,105
1,725	Omnicom Group, Inc.	129,910
2,276	Verizon Communications, Inc.	135,285
		399,300
	Consumer Discretionary — 13.9%
71	Booking Holdings, Inc. (a)	129,970
164	Chipotle Mexican Grill, Inc. (a)	142,148
850	Deckers Outdoor Corporation (a)	162,274
3,858	eBay, Inc.	129,474
8,250	Gap, Inc.	143,633
9,094	Hanesbrands, Inc.	125,133
1,309	Hasbro, Inc.	133,348
1,269	Hilton Worldwide Holdings, Inc.	136,798
7,159	L Brands, Inc.	165,802
1,376	PVH Corporation	119,946
1,605	Starbucks Corporation	136,152
3,411	Toll Brothers, Inc.	151,312
1,507	V.F. Corporation	125,036
2,825	Wyndham Destinations, Inc.	137,097
		1,938,123
	Consumer Staples — 3.0%
2,943	Campbell Soup Company	142,412
682	Estée Lauder Companies, Inc. - Class A	133,099
976	Kimberly-Clark Corporation	139,802
		415,313
	Financials — 17.7%
1,141	American Express Company	148,182
2,603	American International Group, Inc.	130,827
673	Aon plc	148,228
4,113	Bank of America Corporation	135,030
2,799	Bank of New York Mellon Corporation	125,339
269	BlackRock, Inc.	141,857

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2020 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Financials — 17.7% (Continued)
2,769	Charles Schwab Corporation	$126,128
879	Chubb, Ltd.	133,599
1,455	Intercontinental Exchange, Inc.	145,122
1,233	Marsh & McLennan Companies, Inc.	137,923
588	Moody’s Corporation	150,993
2,770	Morgan Stanley	144,760
529	MSCI, Inc.	151,188
895	PNC Financial Services Group, Inc.	132,952
1,464	Prudential Financial, Inc.	133,312
504	S&P Global, Inc.	148,040
2,283	U.S. Bancorp	121,501
2,517	Wells Fargo & Company	118,148
		2,473,129
	Health Care — 15.5%
1,604	Abbott Laboratories	139,773
461	Anthem, Inc.	122,294
530	Becton Dickinson and Company	145,844
457	Biogen, Inc. (a)	122,864
2,406	Bristol-Myers Squibb Company	151,458
1,915	Cerner Corporation	137,554
667	Cigna Corporation	128,317
1,821	CVS Health Corporation	123,500
560	Edwards Lifesciences Corporation (a)	123,122
1,138	Eli Lilly & Company	158,910
970	Johnson & Johnson	144,404
1,231	Medtronic plc	142,107
1,572	Merck & Company, Inc.	134,312
3,557	Pfizer, Inc.	132,463
424	Thermo Fisher Scientific, Inc.	132,793
490	UnitedHealth Group, Inc.	133,501
		2,173,216

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2020 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Industrials — 10.1%
1,142	Allegion plc	$147,683
1,229	Dover Corporation	139,922
1,886	IHS Markit, Ltd. (a)	148,730
1,016	Ingersoll-Rand plc	135,362
3,200	Johnson Controls International plc	126,240
2,944	Masco Corporation	139,899
689	Parker-Hannifin Corporation	134,830
3,822	Rollins, Inc.	145,045
1,588	TransUnion	145,620
1,768	Xylem, Inc.	144,374
		1,407,705
	Information Technology — 25.7% ♦
431	Adobe, Inc. (a)	151,341
499	Apple, Inc.	154,445
2,367	Applied Materials, Inc.	137,262
736	Autodesk, Inc. (a)	144,882
803	Automatic Data Processing, Inc.	137,626
1,108	Broadridge Financial Solutions, Inc.	132,018
3,025	Cisco Systems, Inc.	139,059
963	Fidelity National Information Services, Inc.	138,345
1,179	Fiserv, Inc. (a)	139,841
757	Global Payments, Inc.	147,956
6,825	HP, Inc.	145,509
991	International Business Machines Corporation	142,436
515	Intuit, Inc.	144,396
469	Mastercard, Inc. - Class A	148,176
905	Microsoft Corporation	154,058
615	NVIDIA Corporation	145,405
2,441	Oracle Corporation	128,030
1,592	Paychex, Inc.	136,546
1,269	PayPal Holdings, Inc. (a)	144,526
817	salesforce.com, Inc. (a)	148,947

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2020 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Information Technology — 25.7% ♦ (Continued)
484	ServiceNow, Inc. (a)	$163,704
972	Synopsys, Inc. (a)	143,380
520	Trade Desk, Inc. - Class A (a)	139,974
743	Visa, Inc. - Class A	147,835
766	Workday, Inc. - Class A (a)	141,427
		3,597,124
	Materials — 1.0%
734	Ecolab, Inc.	143,945

	Real Estate — 7.7%
639	AvalonBay Communities, Inc.	138,465
1,133	Digital Realty Trust, Inc.	139,348
236	Equinix, Inc.	139,176
1,611	Equity Residential	133,842
1,498	Prologis, Inc.	139,134
907	Simon Property Group, Inc.	120,767
1,621	Welltower, Inc.	137,639
4,644	Weyerhaeuser Company	134,444
		1,082,815
	Utilities — 2.3%
1,132	American Water Works Company, Inc.	154,178
3,096	Aqua America, Inc.	160,807
		314,985

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2020 (Unaudited) (Continued)

Shares	Security Description	Value
	TOTAL COMMON STOCKS (Cost $12,674,509)	$13,945,655
	TOTAL INVESTMENTS — 99.8% (Cost $12,674,509)	13,945,655
	Other Assets in Excess of Liabilities — 0.2%	32,609
	NET ASSETS — 100.0%	$13,978,264

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
♦

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard and Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)

ASSETS
Investments in securities, at value (Cost $12,674,509)	$13,945,655
Cash	26,638
Dividends and interest receivable	11,420
Total assets	13,983,713

LIABILITIES
Management fees payable	5,449
Total liabilities	5,449

NET ASSETS	$13,978,264

Net Assets Consist of:
Paid-in capital	$12,542,303
Total distributable earnings (accumulated deficit)	1,435,961
Net assets	$13,978,264

Net Asset Value:
Net Assets	$13,978,264
Shares outstanding^	600,000
Net asset value, offering and redemption price per share	$23.30

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Operations
For the Six-Months Ended January 31, 2020 (Unaudited)

INCOME
Dividends	$100,115
Total investment income	100,115

EXPENSES
Management fees	26,797
Total expenses	26,797
Net investment income (loss)	73,318

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	249,338
Change in unrealized appreciation (depreciation) on investments	565,071
Net realized and unrealized gain (loss) on investments	814,409
Net increase (decrease) in net assets resulting from operations	$887,727

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statements of Changes in Net Assets

	Six-Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
OPERATIONS
Net investment income (loss)	$73,318	$79,052
Net realized gain (loss) on investments	249,338	107,530
Change in unrealized appreciation (depreciation) of investments	565,071	587,025
Net increase (decrease) in net assets resulting from operations	887,727	773,607

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(110,478)	(53,361)
Total distributions to shareholders	(110,478)	(53,361)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,837,015	5,147,505
Payments for shares redeemed	(3,386,095)	(1,049,225)
Net increase (decrease) in net assets derived from capital share transactions (a)	4,450,920	4,098,280
Net increase (decrease) in net assets	$5,228,169	$4,818,526

NET ASSETS
Beginning of period/year	$8,750,095	$3,931,569
End of period/year	$13,978,264	$8,750,095

(a)	A summary of capital shares transactions is as follows:

	Six-Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
	Shares	Shares
Subscriptions	350,000	250,000
Redemptions	(150,000)	(50,000)
Net increase (decrease)	200,000	200,000

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Financial Highlights
For a capital share outstanding throughout the period

	Period Ended January 31, 2020 (Unaudited)		Year Ended July 31, 2019	Period Ended July 31, 2018(1)
Net Asset value, beginning of period/year	$21.88		$19.66	$18.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.15		0.30	0.17
Net realized and unrealized gain (loss) on investments	1.47		2.13	1.55
Total from investment operations	1.62		2.43	1.72

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.20)		(0.21)	(0.06)
Total distributions	(0.20)		(0.21)	(0.06)
Net asset value, end of period/year	$23.30		$21.88	$19.66

Total return	7.43	%(3)	12.63%	9.53	%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$13,978		$8,750	$3,932

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.49	%(4)	0.49%	0.64	%(4)(5)
Net investment income (loss) to average net assets	1.34	%(4)	1.48%	1.14	%(4)
Portfolio turnover rate (6)	43	%(3)	46%	70	%(3)

(1)	Commencement of operations on October 9, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Fund commenced operations on October 9, 2017.

The end of the reporting period for the Fund is January 31, 2020, and the period covered by these Notes to Financial Statements is the six-month period ended January 31, 2020 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ACS”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	– Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

– Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$13,945,655	$—	$—	$13,945,655
Total Investments in Securities	$13,945,655	$—	$—	$13,945,655

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited) (Continued)

income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions are generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund on at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited) (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the period ended July 31, 2019, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(141,405)	$141,405

During the period ended July 31, 2019, the Fund realized $141,405 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.

Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements and Other Matters. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures,

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited) (Continued)

which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Change Finance, PBC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.49% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $4,723,558 and $4,778,352, respectively.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited) (Continued)

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $7,820,971 and $3,377,746, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at July 31, 2019 were as follows:

Tax cost of investments	$8,107,626
Gross tax unrealized appreciation	$964,716
Gross tax unrealized depreciation	(329,526)
Total unrealized appreciation (depreciation)	635,190
Undistributed ordinary income	49,343
Undistributed long-term capital gains	—
Accumulated gain (loss)	49,343
Other accumulated gain (loss)	(25,821)
Distributable earnings (accumulated deficit)	$658,712

The difference between the cost basis for financial statements and federal income tax purposes is primarily due to timing differences in recognizing losses on wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2019, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of July 31, 2019, the Fund had a short- term capital loss carryforward of $25,821. This amount does not have an expiration date. During the year ended July 31, 2019, the Fund utilized $7,873 of its capital loss carryforward.

The tax character of distributions paid by the Fund during the periods ended July 31, 2019 and July 31, 2018, was as follows:

	Year Ended July 31, 2019	Period Ended July 31, 2018
Ordinary Income	$53,361	$8,336

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2020 (Unaudited) (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

ESG Investment Risk. Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended January 31, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,074.30	$2.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.67	$2.49

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.49%, multiplied by the average account value during the period, multiplied by 184/366, to reflect the one-half year period.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended July 31, 2019, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2019 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q or Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.changefinanceetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling toll-free at (800) 617-0004, or accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.changefinanceetf.com.

Adviser and Index Provider

Change Finance, PBC
705 Grand View Drive
Alexandria, Virginia 22305

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
777 East Wisconsin Ave, 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Change Finance U.S. Large Cap Fossil Fuel Free ETF
Symbol – CHGX
CUSIP – 26922A560

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annul reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	3/30/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	3/30/20

By (Signature and Title)*	/s/ Kristen Weitzel
Kristen Weitzel, Treasurer (principal financial officer)

Date	3/30/20

*	Print the name and title of each signing officer under his or her signature.